INVESCO BOND FUNDS, INC.
                               (December 15, 2000)

                        INVESCO INTERNATIONAL FUNDS, INC.
                               (February 28, 2001)

                Supplement to Statement of Additional Information
                   Dates of Which are Indicated in Parenthesis

The section of the Statement of Additional Information ("SAI") entitled "Distributor - Class C" is hereby amended to add the following third paragraph:


      IDI may pay sales commissions to dealers and institutions that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors who may not pay the CDSC and in circumstances where IDI grants an exemption on particular transactions. Should the dealer or institution elect to waive the sales commission, the 12b-1 fee will begin accruing immediately.

The section of the SAI entitled "Distributor - Dealer Concessions" is hereby amended to add the following sentence to the end of the first paragraph:

      Should the dealer or institution elect to waive the sales commission, the 12b-1 fee will begin accruing immediately.


The section of the SAI entitled "Distributor" is hereby amended to add the following subsection after the subsection entitled "Dealer Concessions":


      CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS (CLASS C ONLY)

      CDSCs will not apply to the following:

      Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
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      Certain distributions from individual retirement accounts, Section 403(b)
      retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions that does not exceed 10% annually of the participant's or beneficiary's account value in a Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer not later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class C shares of a Fund; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

      Liquidation by a Fund when the account value falls below the minimum required account size of $250;

      Investment account(s) of INVESCO; and

      Class C shares if the investor's dealer of record notifies IDI prior to the time of investment that the dealer waives the payment otherwise payable to him.

The date of this Supplement is August 31, 2001.